U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 December 7, 2006
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                 Date of Report (Date of Earliest Event Reported)

                                    DAHUA INC.
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            (Name of small business issuer as specified in its charter)

          Delaware                  000-49852                 04-3616479
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(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)               File Number)           Identification No.)

           19th Floor, Building C, Tianchuangshiyuan, Huizhongbeili,
                   Chaoyang District, Beijing, China, 100012
                  (Address of principal executive offices)
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           Registrant's telephone number, including area code: 86-10-6480-1527

                                         N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).




Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review


On December 6, 2006, the management and the Board of the Directors of Dahua Inc. (the "Company") concluded that previously issued unaudited financial statements contained in the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 should not be relied upon because of an error in the statements.

The Company expects the restated financial statements to correct the error primarily relating to accounting for certain interest, which was previously incorrectly capitalized subsequent to the substantial completion of construction. The restatement is expected to result in (i) an increase in net loss of $40,736 for the quarter ended March 31, 2006; (ii) a decrease in total assets of $50,920; and (iii) a decrease in stockholders' equity of $40,736. The restatement has no impact on the statement of cash flows. The Company will file the amended Form 10-QSB for the quarter ended March 31, 2006 shortly.

The restatement to the financial statements disclosed above were, in part, was caused by a material weakness in the Company's internal control over financing reporting, i.e, there is a lack of specific US GAAP knowledge related to construction accounting. The Company is committed to remedying the deficiency and weakness and has planned to implement certain remedial measures, including
(i) the provision of additional training to our accounting personnel on the requirements of US GAAP to increase their familiarity with those standards,
(ii) the expansion of our finance and accounting team by seeking to recruit additional qualified personnel, and (iii) the reassessment of our existing finance and accounting policies and procedures.

The Company's Board of Directors has reviewed and discussed the error, as well as the required accounting treatment and disclosures, with Child, Van Wagoner & Bradshaw, PLLC, the Company's independent registered public accounting firm.




                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 7, 2006

By: /s/ Yonglin Du
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 Yonglin Du, President & CEO


By: /s/ Hua Meng
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Hua Meng, Chief Financial Officer